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                                                                    Exhibit 99.1

This Agreement is made on the 29th day of March, 2004

BETWEEN

TS MATRIX BHD (Company No: 137599-H) a company incorporated in Malaysia with its registered office at B-10-3, 10th Floor (Suite A), Megan Phileo Promenade, 189 Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia (hereinafter referred to as the "Seller");

AND

TRIO TECH (MALAYSIA) SDN. BHD. (Company No: 105390-V) a company incorporated in Malaysia with its registered office at Plot 1A Phase 1, Bayan Lepas, Free Trade Zone, Pulau Pinang, 11900 Penang, Malaysia (hereinafter referred to as the "Buyer").

WHEREAS:-

1. The Seller has been carrying on the business of conditioning, testing and assembly of semiconductor components and electronic contract manufacturing, part of which consists of a burn-in testing division dealing with testing of semiconductor components (hereinafter referred to as the "Division").

2. The Seller wishes to sell the Business (as hereinafter defined) to the Buyer.

3. The Seller's main client is the Customer and the Seller and the Customer have signed the Contract (as hereinafter defined).

4.    The Seller wishes to sell and the Buyer wishes to acquire Business by:-

      a]    the Buyer acquiring the Movable Assets from the Seller;

      b] the Buyer offering employment to the Selected Employees upon the terms stipulated in the Letters of Offer (as hereinafter defined);

      c]    the Buyer occupying the Premises subject to the Tenancy Agreement;

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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      d]    the Buyer negotiating the New Contract (as hereinafter defined) with the Seller's assistance and cooperation;

      [sub-clauses a] to d] hereinafter referred to as "the Acquisition"] subject to terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED as follows:-

1. INTERPRETATION

1.1 Definitions

In this Agreement, where the context admits:-

"Accounts" means the latest audited profit and loss accounts as well as the management accounts (which shall be not earlier than 31st December 2003) relating to the Business and the Contract;

"Affiliate" means in respect of any body corporate, a body corporate which is its subsidiary or holding company or related company (as defined in the Companies Act 1965);

"Bankers Guarantee" means a bankers guarantee issued by a licensed bank in Malaysia securing the payment of the Balance Sum due by the Buyer to the Seller under Clause 3.2.2(b), which the Seller can call upon at anytime from the expiry of seven (7) days from the Expiry Date until and up to thirty (30) days from the Expiry Date;

"Balance Sum" has the same meaning as defined in Clause 3.2.2(b) hereto;

"Business" means the business of the Division;

"Buyer's Solicitors" means Messrs Wong Lu Peen & Tunku Alina of 21-6 & 23-6, Block B, The Boulevard, Mid Valley City, Lingkaran Syed Putra, 59200 Kuala Lumpur, Malaysia or such firm of advocates and solicitors as appointed by the Buyer from time to time;

"Consignment Assets" means the assets (including any spare units) belonging to the

             /s/ Dr. Tan Enk Ee             /s/ Yong Siew Wai



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Customer consigned to the Seller for the purposes of the Contract;

"Customer" means MOTOROLA MALAYSIA SDN.BHD;

"Completion Date" means the day following the Buyer's payment of Ringgit Malaysia One Million Six Hundred and Fifty Thousand (RM1,650,000.00) only paid in the manner stipulated in Clause 3.2.2(a) hereof and delivery of the Bankers Guarantee in the manner stipulated in Clause 3.3 hereof;

"Completion Period" means up to seven (7) days from the date of fulfillment or satisfaction of the Conditions Precedent or such extended period as may be agreed between the parties;

"Conditions Precedent" means the conditions precedent to the sale and purchase of the Business described in Clause 6.1 hereof;

"Contract" means the contract to supply dated 1st October 2002 made between the Customer and the Seller effective for a period of one year to be renewed automatically or terminated by the Customer with thirty (30) days notice (by the Seller with six (6) months notice) (which term shall include any variations and amendments thereto);

"Direct Workers" mean approximately 77 workers whose names and particulars to be provided by the Seller pursuant to Clause 6.2.1 herein;

"Employees" mean the Direct Workers, Key Employees, Shared Employees employed by the Seller in the Business;

"day" means any day in the week from Mondays to Fridays excluding Saturday, Sunday or any public or gazetted holidays in Kuala Lumpur, Selangor or Singapore;

"Expiry Date" means the last day of a six (6) calendar month period commencing from the Completion Date;

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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"Financier" means any bank or financial institution which may have granted any loan facilities to the Seller upon the security of any of the Movable Assets, the Leased Assets or the other assets of the Seller;

"Key Employees" mean approximately 57 workers whose names and particulars to be provided by the Seller pursuant to Clause 6.2.1 herein;

"Landlord" means either POLYMOLD TOOL & ENGINEERING SDN. BHD. (Company No.:
14934 M) a company incorporated in Malaysia with its registered office at B-10-3, 10th Floor (Suite A), Megan Phileo Promenade, 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia or TS MATRIX PROPERTIES SDN. BHD. (Company No. 639889-U) a company incorporated in Malaysia with its registered address at B-10-3, 10th Floor (Suite A), Megan Phileo Promenade, 189, Jalan Tun Razak, 50400 Kuala Lumpur, as the case may be, being the legal and beneficial proprietor of the lands on which the Premises are located at the relevant time;

"Leased Assets" mean the assets leased by the Seller from the Financier as listed in Schedule 2 hereto;

"Letters of Offer" means the letters of offer to work to be made by the Buyer to the Selected Employees on such terms and conditions as the Buyer normally offers to its employees and which shall be comparable to the present employment terms offered by the Seller;

"Movable Assets" means the movable assets at the Premises belonging to the Seller and required for use for the Business, a list of which is attached herewith as Schedule 3;

"New Contract" means the contract to supply to be made between the Customer and the Buyer on substantially the same terms and conditions as the Contract;

"Premises" means part of the factory space at Lot 11A, Jalan SS8/2, Sungai Way Free Industrial Zone, 47300 Petaling Jaya, Selangor measuring approximately 19,334 square feet together with electricity and water connection and such other services to be specified in the Tenancy Agreement;

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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"Restricted Business" means the business of burn-in testing within Malaysia and
Singapore and which directly competes with the Business in Malaysia and Singapore;

"Secondment Arrangement" means the agreement between the parties to second a selected number of the Direct Workers (which selection has to be confirmed by the Buyer) from the Completion Date until the expiration of such worker's contract and the Buyer shall reimburse the Seller for such workers on the basis of the costs incurred by the Seller;

"Selected Employees" mean the employees from the Employees to be selected by the Buyer from the list provided by the Seller in accordance with Clause 6.2.1 to whom the Buyer will offer employment under the Letters of Offer;

"Selected Leased Assets" means the assets selected by the Buyer from the Leased Assets which shall have a minimum redemption value of not less than Ringgit Malaysia Seven Hundred Thousand (RM700,000.00) only;

"Seller's Group" means the Seller and each of its Affiliates;

"Seller's Solicitors" mean Zaid Ibrahim & Co. Limited Partnership of 9 Battery Road #06-08, Straits Trading Building, Singapore 049910 or such firm of advocates and solicitors as may be appointed by the Seller from time to time;

"Shared Employees" mean approximately 4 workers whose names and particulars to be provided by the Seller pursuant to Clause 6.2.1 herein;

"Tenancy Agreement" means the sub-tenancy agreement to be executed between the Seller and the Buyer (with the consent of the Landlord) in respect of the Premises in the format as attached in Schedule 4 hereto;

"Third Party Rights" means all rights of the Seller against third parties arising out of or in connection with the Movable Assets including all rights under or in respect of manufacturer's or

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai
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supplier's warranties, guarantees and other contractual obligations and assurances (express or implied) for the Movable Assets; and

"Warranties" mean the warranties and representations set out in Schedule 1.

1.2   Construction of Certain References

In this Agreement, where the context admits:

1.2.1 where any statement is qualified by the expression so far as the Seller is aware or to the best of the Seller's knowledge and belief or any similar expression, that statement shall be deemed to include and additional statement that it has been made after due and careful enquiry;

1.2.2 references to Clauses and Schedules are references to clauses and schedules of and to this Agreement, references to Sub-Clauses or paragraphs are, unless otherwise stated, references to Sub-Clauses of the Clauses or paragraphs of the Schedule in which the reference appears, and references to this Agreement include the Schedules; and

1.2.3 The headings and sub-headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.3   Joint and Several Liabilities

All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person in this Agreement are given or entered into jointly and severally.

2.    SALE OF BUSINESS

2.1   Sale and Purchase

In consideration of the Deposit paid by the Buyer, the Seller hereby agrees to sell the Business and the Buyer hereby agrees to purchase the Business upon the terms and conditions hereunder.

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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2.2   No Sale of Part Only

Subject as provided in Clause 4, the Buyer shall not be obliged to complete the Acquisition unless the Conditions Precedent shall have been fulfilled.

2.3   Exchange of Documents

2.3.1 Simultaneously with the execution of this Agreement, the Seller shall deliver to the Buyer the following documents:-

      (a) the Seller's certificate of incorporation and memorandum and articles of association, certified as true copy by a director or the company secretary of the Seller;

      (b) the Seller's form 24 and form 49 certified as true copy by a director or the company secretary of the Seller;

      (c) the Seller's board of directors' resolution (or an extract thereof) approving the Acquisition and authorising the execution, delivery and performance of this Agreement and if required the affixation of the common seal of the Seller (in accordance with the Seller's memorandum and articles of association) on all other relevant documents in respect of the Acquisition to the Buyer, certified as true copy by a director or the company secretary of the Seller; and

      (d) (if necessary) the Seller's shareholders' resolution (or an extract thereof) approving the Acquisition certified as true copy by a director or the company secretary of the Seller.

2.3.2 Simultaneously with the execution of this Agreement, the Buyer shall deliver to the Seller the following documents:-

      (a) the Buyer's certificate of incorporation and memorandum and articles of association, certified as true copy by a director or the company secretary of

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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            the Buyer;

      (b) the Buyer's form 24 and form 49, certified as true copy by a director or the company secretary of the Buyer;

      (c) an extract of the Buyer's board of directors' resolution approving the Acquisition and authorising the execution, delivery and performance of this Agreement and if required the affixation of the common seal of the Buyer (in accordance with the Buyer's memorandum and articles of association) on all other relevant documents in respect of the Acquisition certified as true copy by a director or the company secretary of the Buyer; and

      (d) an extract of the Buyer's shareholders' resolution approving the Acquisition certified as true copy by a director or the company secretary of the Buyer.

3.    CONSIDERATION

3.1   Amount

The consideration for the Acquisition shall be the sum of Ringgit Malaysia Three Million Five Hundred Thousand (RM3,500,000.00) only (hereinafter referred to as "the Purchase Price").

3.2   Method and Timing for Payment of Consideration

The consideration for the Acquisition shall be paid by the Buyer in the following manner:-

3.2.1 the payment of the sum of Ringgit Malaysia Three Hundred and Fifty Thousand (RM350,000.00) only (hereinafter referred to as the "Deposit") to the Seller by way of a banker's cheque upon the execution of this Agreement;

3.2.2 the payment of the sum of Ringgit Malaysia Three Million One Hundred and Fifty Thousand (RM3,150,000.00) only in the following manner:-

      (a) Ringgit Malaysia One Million Six Hundred and Fifty Thousand (RM1,650,000.00) only to the Seller by way of banker's cheque within the

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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            Completion Period; and

      (b) Ringgit Malaysia One Million Five Hundred Thousand (RM1,500,000.00) only (hereinafter referred to as "the Balance Sum") no later than seven (7) days from the Expiry Date by way of banker's cheque to the Seller.

3.3   The Bankers Guarantee

As security for the payment of the sum due under Clause 3.2.2(b) above the Buyer shall deliver the Bankers Guarantee (which the Buyer shall procure on terms satisfactory to the Seller) to the Seller within the Completion Period. The Seller shall be entitled to deal with the Bankers Guarantee in the manner as follows:

(a) call upon in the event the Buyer fails to pay the Seller in accordance with Clause 3.2,2(b) or Clause 3.5 (as the case may be); or

(b) return the Bankers Guarantee to the Buyer for cancellation upon the Seller's receipt of the Buyer's payment in accordance with Clause 3.2.2(b) or Clause 3.5 (as the case may be); or

(c) return the Bankers Guarantee to the Buyer in the event of a termination of this Agreement occurring under Clause 3.4.1 hereunder.

3.4   Termination of the New Contract

In the event the New Contract is terminated by the Customer on or before the Expiry Date by reason of the Seller's fundamental breach of its contractual obligations under the Contract resulting in the Customer incurring or suffering damages to the extent that the Customer refuses to or cannot engage the Buyer's services through the Business prior to the Completion Date, the Buyer shall be entitled (but not obliged) to serve a notice (hereinafter referred to as "the Termination Notice") terminating this Agreement on the Seller no later than seven (7) days from the Expiry Date and;

3.4.1 the Buyer may terminate this Agreement, before the seventh (7th) day from the Expiry Date, provided the New Contract has been terminated by the Customer in accordance with Clause 3.4, by serving the Termination Notice on the Seller whereupon the Seller shall within

             /s/ Dr. Tan Enk Ee             /s/ Yong Siew Wai



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three (3) days of the date of receipt of such notice (hereinafter referred to as
"the Termination Date"):-

      (a) refund to the Buyer all sums paid by the Buyer towards the Purchase Price free of interest;

      (b) refund to the Buyer all deposits (less rental due or accrued) and other sums collected under the Tenancy Agreement;

      (c) pay to the Buyer all sums (but free of interest) paid by the Buyer to the Financier towards the redemption of the Selected Leased Assets against the Buyer's return of the Selected Leased Assets in the same condition as when they were first delivered to the Buyer pursuant to Clause 4.2 herein (fair wear and tear excepted);

      (d)   return the Bankers Guarantee to the Buyer for cancellation;

and

3.4.2 upon receipt of the sums mentioned in Clause 3.4.1 above, the Buyer shall forthwith:-

      (a) vacate the Premises leaving the Movable Assets and the Selected Leased Assets in the same condition as when they were first delivered to the Buyer pursuant to Clause 4.1 and Clause 4.2 herein (fair wear and tear excepted);

      (b) pay to the Seller all sums due and owing by the Buyer to the Seller under the Secondment Arrangement (if applicable) up to the Termination Date;

      and thereafter; this Agreement shall be null and void and of no effect whatever and neither party shall have any right or claim against the other save for any antecedent breaches;


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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3.4.4 the Tenancy Agreement shall be deemed to be terminated and of no effect whatever and neither party shall have any right or claim against the other save for any antecedent breaches;

3.4.5 the Secondment Arrangement shall (where applicable) be deemed to be terminated and of no effect whatever and neither party shall have any right or claim against the other save for any antecedent breaches;

PROVIDED ALWAYS that the Buyer shall be entitled to all income and be liable for all expenses of the Business accrued between the time of delivery of the assets pursuant to Clause 4 herein and the Termination Date.

3.5   Buyer's Election not to Rescind

In the event that the New Contract is terminated by the Customer on or before the Expiry Date by reason of the Seller's fundamental breach of its contractual obligations under the Contract resulting in the Customer incurring or suffering damages to the extent that the Customer refuses to or cannot engage the Buyer's services through the Business but the Buyer elects not to rescind this Agreement, then the Buyer shall not later than seven (7) days from the Expiry Date pay the Balance Sum to the Seller by banker's cheque.

4.    COMPLETION

4.1   Delivery of Movable Assets

The delivery of the Movable Assets shall take place at the Premises at noon (or such other time as may be mutually agreed) on the Completion Date. The Buyer shall verify and demonstrate at the Premises that the working condition of the Movable Assets are consistent with the specifications provided in the list of Movable Assets under Schedule 3.

4.2   Delivery of Selected Leased Assets

Subject to Clause 6, the Seller shall at noon (or such other time as may be mutually agreed) on Completion Date deliver to the Buyer the Selected Leased Assets unless the Financier fails to discharge the Selected Leased Assets through no fault of either parties in which event, the delivery of the Selected Leased Assets will take place at such other time as may be


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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mutually agreed.

4.3   Delivery of Tenancy Agreement

On the date of execution of this Agreement the Seller shall deliver four (4) undated copies of the duly executed Tenancy Agreement to the Seller's Solicitors as stakeholder who shall, upon their receipt of the Seller's written confirmation that all deposits or other sums payable under the Tenancy Agreement by the Buyer have been settled on or before the Completion Date, date and release the same to the Buyer's Solicitors for stamping purposes.

4.4   Buyer's and Seller's obligations to redeem the Selected Leased Assets

4.4.1 The Buyer hereby confirms and agrees that it will assume the obligation to pay the principal portion only of the redemption sum due to the Financiers for the redemption of the Selected Leased Assets on or before the Completion Date.

4.4.2 The Seller hereby confirms and agrees that it will assume the obligation to pay the interest portion only of the redemption sum due to the Financiers for the redemption of the Selected Leased Assets on or before the Completion Date.

4.5   Seller's Obligations and Covenants

The Seller:-

4.5.1 covenants on the Completion Date to pay, satisfy, discharge and fulfill all costs, claims, expenses, liabilities, obligations and undertakings whatsoever relating to the Business (in particular the Contract) and the Seller's employees (including any retrenchment or statutory benefits to be paid) arising in respect of or by reference to any period up to the Completion Date and will indemnify and hold harmless the Buyer in respect of the same;

4.5.2 acknowledges that the Buyer shall not be liable in any respect of any liability of the Seller for taxation arising from its conduct of the Business pursuant to this Agreement and the Seller shall fully and effectually indemnify and hold harmless the Buyer in

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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      respect of the same;

4.5.3 hereby agrees to effect or implement the Secondment Arrangement upon the terms hereto;

4.5.4 hereby agrees to deliver copies of any records (which are not subject to confidentiality restrictions imposed on the Seller) which relate to the Contract for purposes of the Buyer's examination of the Contract under Clause 6.1.1(iii);

4.5.5 to the extent it is bound by confidentiality restrictions (whether implied or express) made to or with a third party, hereby agrees to use all reasonable endeavours to obtain written waivers or consents from such third party which would allow the Seller to disclose the relevant confidential information for purposes of the Buyer's examination (where applicable) under this Agreement; and

4.5.6 hereby agrees to cause and procure that its holding company, Tuan Sing Holdings Limited, shall execute the letter (in the format as attached in Schedule 5 hereto) in favour of the Buyer within fourteen (14) days from the date of this Agreement.

5.    OFFER OF EMPLOYMENT

5.1   Employment of the Selected Employees

      5.1.1 The Buyer hereby agrees to select the Selected Employees from the list provided by the Seller of its Employees and will issue the Letters of Offer to the Selected Employees on or before the Completion Date Provided That the Seller shall be kept informed of the same beforehand.

      5.1.2 For purposes of Clause 5.1.1 hereof, the Seller shall use its best efforts to assist the Buyer in the selection process.

      5.1.3 The Seller shall be solely responsible for the payment of any benefits (including

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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            retrenchment benefits), statutory payments and all other obligations towards all their employees and the Buyer shall not be responsible or bound to pay any of the aforementioned or to employ any of them save for the employment of the Selected Employees under the Letters of Offer.

5.2 Performance Incentive Package

The Buyer hereby agrees and undertakes to include in its Letters of Offer to the Selected Employees a performance incentive package amounting to an aggregate of Ringgit Malaysia Three Hundred Thousand (RM300,000.00) only payable to the Selected Employees over a period of twenty-four (24) calendar months upon such terms and conditions as the Buyer may decide.

6. CONDITIONS PRECEDENT

6.1 Conditions Precedent

The completion of this Agreement shall be conditional upon the fulfilment of the following conditions precedent:-

6.1.1 the Buyer after due examination and inspection being satisfied with:-

      (i)   the financial information provided;

      (ii) the working condition of the Movable Assets being consistent with the specifications provided in the list of Movable Assets under
            Schedule 3;

      (iii) the terms of the Contract;

      (iv) the current contracts enjoyed by the Selected Employees to the extent that the same is comparable to that offered by the Buyer to its employees.

6.1.2 the Buyer having obtained the requisite manufacturing license from the Ministry of International Trade and Industry to conduct the Business and the Buyer being satisfied that the Seller has all the licenses, permits and relevant approvals required for the conduct of the Business;

6.1.3 the acceptance of the Letters of Offer by at least fifty five per cent (55%) of the Selected Employees; and

6.1.4 the New Contract having been executed by both the Buyer and the Customer.

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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6.2   Duties of the Seller

The Seller shall, to the extent it is not bound by confidentiality covenants (whether implied or express) made to or with a third party:-

6.2.1 within fourteen (14) days of the execution of this Agreement allow the Buyer access to the Premises and provide the Buyer with all the information relating to and incidental to the Business, the Accounts, the Consignment Assets, the Movable Assets, the Leased Assets, the Seller's employees in the Business and the Contract (including any variations amendments thereto) as well as a copy of the Contract;

6.2.2 within fourteen (14) days of the execution of this Agreement together with the Buyer jointly inspect the Premises, the Movable Assets, the Leased Assets and the Consignment Assets;

6.2.3 within fourteen (14) days of the execution of this Agreement deliver to the Buyer copies of all licenses, permits and relevant approvals required for the conduct of the Business;

6.2.4 after satisfaction of Clause 6.1.1, allow the Buyer access to the Selected Employees of the Business for purposes of selecting the Selected Employees;

6.2.5 upon receipt of the Buyer's Letter of Confirmation (as defined in Clause 6.3) arrange for a meeting between the Customer and the Buyer and where requested by the Buyer, to assist in facilitating the Buyer's negotiations with the Customer on the New Contract; and

6.2.6 upon receipt of the Buyer's Letter of Confirmation (as defined in Clause 6.3), apply for and obtain the redemption statement from the Financier in respect of the redemption sum for the Selected Leased Assets.

6.3   Duties of the Buyer

6.3.1 The Buyer shall within twenty one (21) days of receipt of the documents mentioned in Clause 6.2.1 and Clause 6.2.3 above and inspection carried out under Clause 6.2.2 issue a letter to the Seller declaring whether the conditions described in Clause 6.1.1 have been satisfied (hereinafter referred to as "Letter of Confirmation"). In the event that the Letter of Confirmation does not confirm the fulfilment of Clause 6.1.1, then Clause
      6.5 below shall apply.

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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6.3.2 The Buyer must, once the Buyer decides that Clause 6.1.1 is satisfied, at the same time as the issuance of the Letter of Confirmation provide the Seller with the list of the Selected Leased Assets and the Buyer hereby covenants to select and acquire those Selected Leased Assets with redemption value (in aggregate) of not less than Ringgit Malaysia Seven Hundred Thousand (RM700,000.00) only; and where the said value of RM700,000.00 could only be attained by acquiring more than one item, the Purchaser shall acquire such additional item(s) notwithstanding that the combined Redemption Value would be in excess of RM 700,000.00.

6.4   Time for Fulfilment of Conditions Precedent

All the Conditions Precedent are to be fulfilled on or before the expiry of three (3) calendar months of this Agreement (hereinafter referred to as "the Cut-Off Date"). In the event any one of the Conditions Precedent is not fulfilled by the Cut-Off Date, the date for fulfilment of the Conditions Precedent shall be extended to such other date as may be mutually agreed by the parties (such extended date shall hereinafter be referred to as the "Extended Cut-Off Date").

6.5   Non-Fulfilment of Conditions Precedent

In the event any one of the Conditions Precedent is not fulfilled on or before the Cut-Off Date and the Cut-Off Date is extended to the Extended Cut-Off Date pursuant to Clause 6.4, or any one of the Conditions Precedent is not fulfilled on or before the Extended Cut-Off Date, either party shall be entitled to elect to terminate this Agreement by written notice to the other then the Seller shall refund or cause to refund to the Buyer the Deposit and all other monies paid by the Buyer under this Agreement towards payment of the Purchase Price free of interest and in exchange for the aforesaid refund, the Buyer shall return to the Seller all documents released to the Buyer pursuant to Clause 6.2.1 and Clause
6.2.3 above and thereafter, this Agreement shall be null and void and of no effect whatever and neither party shall have any right or claim against the other save for any antecedent breaches.

6.6   Parties' Obligation

6.6.1 The parties shall use their best endeavours (where appropriate) to satisfy and assist one another to satisfy the Conditions Precedent by the Cut-Off Date. The parties

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

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      shall also forthwith furnish such information required by the other party for the purposes of an application to be made or for the purposes of fulfilling a Condition Precedent, without unreasonable delay and in any case, within fourteen (14) days from the date of requisition unless it is unduly difficult to comply due to situations beyond the parties' control and in such event mutual agreement to extend the said aforesaid period, A copy of all such applications and appeals and all approvals or rejections, as the case may be, should be forthwith forwarded to the other party upon issue or receipt (as the case may be) of the same.

6.6.2 The neglect, failure and/or refusal by any party to do any procedural or preparatory deed and/or act required to be done to obtain the fulfilment of the Conditions Precedent by a party (which is within its power) (hereinafter referred to as "the Defaulting Party") shall be a breach of this Agreement which will entitle the other party (hereinafter referred to as "the Non-Defaulting Party") to:-

      (a)   the remedy of specific performance or damages in lieu thereof ;or

      (b) the right by notice in writing to the Defaulting Party to terminate this Agreement whereupon the Seller shall refund or cause to be refunded to the Buyer the Deposit free of interest and all other monies paid by the Buyer to the Seller;

      and thereafter this Agreement shall be null and void and of no effect whatever and neither party shall have any right or claim against the other save for any antecedent breaches.

7.    SELLER'S COVENANTS

7.1   Ceasing of the Business

The Seller will at its own cost and expense cease carrying on the Business after the Completion Date.

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

7.2   Non-Competition - the Seller

The Seller undertake with the Buyer and its successors in title that within the period of three (3) years from the Completion Date it will not and that it will procure that none of its Affiliates (other than: (a) the Seller's holding company, Tuan Sing Holdings Limited of 9 Oxley Rise #03-02, The Oxley, Singapore 238697 who shall execute the letter referred to in Clause 4.5.6 herein and (b) both of the Seller's non-executive directors Dato' Zainal Abidin bin Hj Ahmad and Mr Leow Ing Seng who are both exempted from the covenants and/or undertakings of this Clause 7) will:

7.2.1 after the Completion Date either on its own account or in conjunction with or on behalf of any person, firm or company, carry on or be engaged, concerned or interested (directly or indirectly and whether as principal, shareholder, director, employee, agent, consultant, partner or otherwise) in carrying on any Restricted Business;

7.2.2 after the Completion Date either on its own account or in conjunction with or on behalf of any person, firm or company, solicit or endeavour to entice away from the Buyer any of the Employees who had accepted the Letters of Offer whether or not such person would commit a breach of contract by reason of leaving service or office;

7.2.3 after the Completion Date either on its own account or in conjunction with or on behalf of any person, firm or company, in connection with any Restricted Business, deal with, solicit the customer of or endeavour to entice away from the Buyer any person who at the date of this Agreement is (or who within a period of one year prior to the date of this Agreement has been) a customer of the Buyer whether or not such person would commit a breach of contract by reason of transferring business;

7.2.4 after the Completion Date either on its own account or in conjunction with or on behalf of any person, firm or company, in connection with any Restricted Business endeavour to entice away from the Buyer any person who at the date of this Agreement is (or who within a period of one year prior to the date of this Agreement has been) a supplier of the Buyer whether or not such person would commit a breach of contract by reason of transferring business.


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

7.3   Non-Competition - the Buyer

7.3.1 In the event that this Agreement is not completed for any reason whatsoever the Buyer undertakes with the Seller and its successors in title that within the period of one month from the date of termination of this Agreement it will not and that it will procure that none of its Affiliates will:

      (a) either on its own account or in conjunction with or on behalf of any person, firm or company, carry on or be engaged, concerned or interested (directly or indirectly and whether as principal, shareholder, director, employee, agent, consultant, partner or otherwise) in carrying on the Business in Selangor and Kuala Lumpur;

      (b) either on its own account or in conjunction with or on behalf of any person, firm or company, in connection with any Business in Selangor and Kuala Lumpur, deal with or solicit the Customer.

7.3.2 In the event that this Agreement is not completed for any reason whatsoever the Buyer undertakes with the Seller and its successors in title that within the period of one (1) year from the date of termination of this Agreement that it will procure that none of its Affiliates will either on its own account or in conjunction with or on behalf of any person, firm or company, solicit or endeavour to entice away from the Seller any of the Employees unless such Employee has left the employment of the Seller six (6) months before the Buyer employs such Employee.

7.4   Parties to Procure Compliance

The parties undertake with each other to take all such steps as shall from time to time be necessary to ensure compliance with the terms of Clause 7.2 and Clause 7.3 respectively.

7.5.  Separate Covenants

Each of the undertakings in Clauses 7.2 and 7.3 shall be construed as a separate and independent undertaking and if one or more of the undertakings is held to be void or unenforceable, the validity of the remaining undertakings shall not be affected.

                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

7.6     Reasonableness

The parties agree that the restrictions and undertakings contained in Clauses
7.2 and 7.3 are reasonable and necessary for the protection of their respective legitimate interests in the goodwill of the Business but if any such restriction or undertaking shall be found to be void or voidable but would be valid and enforceable if some part or parts of the restriction or undertaking were deleted, such restriction or undertaking shall apply with such modification as may be necessary to make it valid and enforceable.

7.7     Void or Unenforceable Restrictions

Without prejudice to Clause 7.6, if any restriction or undertaking is found by any court or other competent authority to be void or unenforceable the parties shall negotiate in good faith to replace such void or unenforceable restriction or undertaking with a valid provision which, as far as possible, has the same legal and commercial effect as that which it replaces.

7.8     Confidential Information Concerning the Business

7.8.1 The Seller shall not and shall procure that no other member of the Seller's Group shall make use of or divulge to any third party (other than to the Seller's professional advisers for the purpose of this Agreement in which case the Seller shall use all reasonable endeavours to procure that such advisers keep such information confidential on terms equivalent to this Clause) any confidential information relating to the Business save only:

        (a) insofar as the same has become public knowledge otherwise than, directly or indirectly, through the Seller's breach of this Clause 7.8.1 or the failure of the officers, employees or professional advisers referred to above to keep the same confidential; or

        (b) the extent required by law or by any supervisory or regulatory body including but not limited to the Singapore Exchange.

7.8.2 The Buyer shall not and shall procure that no other member of the Buyer's Group nor any member of the Buyer's Group shall make use of or divulge to any third party (other than to the Buyer's professional advisers for the purpose of this Agreement in which


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai
        case the Buyer shall use all reasonable endeavours to procure that such advisors keep such information confidential on terms equivalent to this Clause) any confidential information relating to the Seller's business prior to such Acquisition save only:-

        (a) insofar as the same has become public knowledge otherwise than, directly or indirectly, through the Buyer's breach of this Clause 7.8.2 or the failure of the officers, employees or professional advisers referred to above to keep the same confidential; or

        (b) the extent required by law or by any supervisory or regulatory body including but not limited to the Singapore Exchange.

8.      WARRANTIES AND REPRESENTATION

8.1     General

The Seller hereby warrants and represents to the Buyer in the terms of the Warranties and acknowledges and accepts that the Buyer is entering into this Agreement in reliance upon each of the Warranties.

8.2     Disclosure by the Seller

The Seller shall forthwith disclose (to the extent it is not limited by confidentiality restrictions) in writing to the Buyer:-

8.2.1 all the information, agreements and documents relating to and incidental to the Consignment Assets, the Accounts, the Business and the Seller's employees in the Business to which the Seller is a party including, without limit, the Contract and other documents relating to the Business owned by or which is in the possession or control of the Seller;

8.2.2 any matter or thing which may arise or become known to the Seller after the date hereof and before Completion Date which is inconsistent with any of the Warranties or which might make any of them inaccurate or misleading if they were given at any and at all times from the date hereof to the Completion Date or which is material to be known to a Buyer for value of the Business.

The Seller's obligation shall be limited and qualified by such disclosure.


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

8.3   Warranties Independent

Each of the Warranties shall be separate and independent and shall continue to be true and be applicable up to the Completion Date and save as expressly provided, shall not be limited by reference to any other Warranty or anything in this Agreement,

8.4   Rescission

In the event of any breach of the warranties becoming known to the Buyer before Completion Date or in the event of it becoming apparent on or before the Completion Date that the Seller is in material breach of any of the Warranties or any other term of this Agreement the Buyer shall give written notice to the Seller to rectify such breach within thirty (30) days thereof and in the event the Seller fails or cannot rectify the same within such period, the Buyer may at its option either:

8.4.1 rescind this Agreement by notice in writing to the Seller; or

8.4.2 proceed to complete this Agreement but without prejudice to its rights to claim for breach of this Agreement or such Warranties.

9.    PROVISIONS RELATING TO THIS AGREEMENT

9.1   Assignment

This Agreement shall be binding upon and enure for the benefit of the successors of the parties but shall not be assignable.

9.2   Whole Agreement

9.2.1 This Agreement, together with any documents referred to in it, constitutes the whole agreement between the parties relating to its subject matter and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties, assurances and arrangements of any nature, whether in writing or oral, relating to such subject matter.

9.2.2 No variation of this Agreement shall be effective unless made in writing and signed by each of the parties


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

9.3   Agreement Survives Completion

The Warranties and all other provisions of this Agreement, in so far as the same shall not have been performed at the Completion Date shall remain in full force and effect notwithstanding completion of this Agreement.

9.4   Rights etc cumulative and Other Matters

9.4.1 The rights, powers, privileges and remedies provided in this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law or otherwise.

9.4.2 No failure to exercise nor any delay in exercising any right, power, privilege or remedy under this Agreement shall in any way impair or affect the exercise thereof or operate as a waiver thereof in whole or in part.

9.4.3 No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy.

9.5   Further Assurance

At any time after the date hereof the Seller shall, at the request and cost of the Buyer, execute or procure the execution of such documents and do or procure the doing of such acts and things as the Buyer may reasonably require for the purpose of vesting the respective Movable Assets hereby agreed to be sold and the other assets which the Buyer may have agreed to purchase in the Buyer or its nominees and/or otherwise giving to the Buyer the full benefit of all the provisions of this Agreement.

9.6   Invalidity

If any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected, and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected.


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

9.7   Counterparts

This Agreement may be executed in any number of counterparts, which shall together constitute one Agreement. Any party may enter into this Agreement by signing any such counterpart.

9.8   Costs

Each party shall bear its own costs arising out of or in connection with the preparation, negotiation and implementation of this Agreement.

9.9   Notices

All notices required by this Agreement shall be given in the English language and in writing and delivered by hand or sent to the following addresses of the parties by prepaid registered mail or by cable or e-mail or facsimile authenticated by answer-back code confirmed by prepaid registered mail:-

The Seller

C/o Tuan Sing Holdings Limited
9 Oxley Rise #03-02 The Oxley Singapore 238697
Attn: Dr Enki Tan
Fax no: (65)-6733 3835

The Buyer

C/o Trio Tech International Private Ltd.
1008 Toa Payoh North #03-09,
Singapore 318996
Attention: Mr Victor Ting (Chief Financial Officer),
Email: victorting@triotech.com.sg
Fax no: (65)-62592390

Any notice despatched in conformity with this paragraph shall be deemed to have been effected at the time at which the same would be delivered in the ordinary course of post or received by cable, e-mail or facsimile as the case may be.

                /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai
                                                                              24

9.10     Waiver

No failure or delay on the part of any party in exercising any power or right under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of such right or power preclude any other or further exercise of any other right or power hereunder.

9.11     Time

Time wherever mentioned shall be of the essence of this Agreement.

9.12     Spirit of the Agreement

9.12.1 The parties to this Agreement recognize that it is impractical to make provision for every contingency that may arise in the course of the observance or performance thereof. Accordingly, the parties declare it to be a cardinal principle of this Agreement that they shall not use, either while a party to this Agreement or thereafter, in a manner prejudicial to the interest of either party, any information concerning the business affairs or financial position of either party which information comes to a party's knowledge from a director appointed either party and acquired by him in the course of his duties as such director or officer.

9.12.2 The parties declare it to be a cardinal principle of this Agreement that is shall operate between them in fairness and without detriment to the interests of any of them and if in the course of the performance of this Agreement unfairness to a party is disclosed or anticipated then the parties shall use their best endeavours to agree upon action as may be necessary and equitable to remove the cause or causes of the same.

9.13     Applicable Laws & Jurisdiction

This Agreement shall be subject to the jurisdiction of the Malaysian courts and be governed by and construed in accordance with the laws of Malaysia.

9.14     Severability

If any of the provisions of this Agreement becomes invalid illegal or unenforceable in any respect under any law the validity legality and enforceability of the remaining provisions shall not in any way be affected or impaired.
                /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

AS WITNESS the hands and seals of the duly authorised representatives of the parties the day and year first above written.

The Seller

The common seal of                        ]
TS MATRIX BHD. (Company No.137599-H)      ]
is hereby affixed in the presence of:-    ]

/s/ Dr. Tan Enk Ee                              /s/ Law Cheok Yin
------------------------------                  --------------------------------
Director                                        Director/Secretary*
Name: DR. TAN ENK EE                            Name: LAW CHEOK YIN
Passport / NRIC No. 680319-10-6045              Passport /NRIC No 690505-10-5694

The Buyer

Signed by YONG SIEW WAI                   ]     /s/ Yong Siew Wai
for and on behalf of TRIO TECH            ]     --------------------------------
(MALAYSIA) SDN.BHD.                       ]     YONG SIEW WAI
(Company No. 105390-V)                    ]     (Singapore IC NO;S0169920B)
in the presence of:-                      ]

/s/ Ting Hock Ming
------------------------------
TING HOCK MING
(Singapore IC NO:S0117093G)

                                   SCHEDULE 1

                         WARRANTIES AND REPRESENTATIONS

The Seller hereby warrants and represents to and for the benefit of the Buyer in the following terms:

1.    Capacity

The Seller has full power and authority to enter into and perform this Agreement and the Acquisition on the terms of this Agreement and may execute and deliver this Agreement and perform its obligations under this Agreement without in any such case requiring or obtaining the consent of its shareholders any other person, authority or body and this Agreement constitutes valid and binding obligations on the Seller in accordance with its terms.

2.    Litigation:

A] Neither the Seller nor any of its officers or agents nor any of the employees of the Seller is engaged in or the subject of any litigation, arbitration, administrative or criminal proceedings, whether as plaintiff, defendant or otherwise, in relation to the Business;

B] To the best of the Seller's knowledge no litigation or arbitration, administrative or criminal proceedings are pending, threatened or expected by or against the Seller or any such officers, agents or employees, and so far as the Seller is aware, there are no facts or circumstances likely to give rise to any such litigation or arbitration or administrative or criminal proceedings;

C] To the best of the Seller's knowledge, the Seller has not been a party to any undertaking or assurance given to any court or governmental agency or the subject of any injunction relating to the Movable Assets which is still in force.

3.    Winding Up

No order has been made, petition presented or resolution passed for the winding up of the Seller and no meeting has been convened for the purpose of winding up of the Seller.

                /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

4.    Administration and Receivership

No steps have been taken for the appointment of an administrator or receiver (including an administrative receiver) in respect of any of the Seller and/or of all or any part of the Business.

5.    Compositions

The Seller has not made or proposed any arrangement or composition with its creditors or any class of its creditors.

6.    Unsatisfied Judgments

No distress, execution or other process has been levied against the Seller or action taken to repossess any of the Movable Assets or Leased Assets which has not been satisfied in full. No unsatisfied judgment is outstanding against the Seller.

7.    Floating Charges

To the best of the Seller's knowledge no floating charge created by the Seller have crystallised and, so far as the Seller is aware, there are no circumstances likely to cause such a floating charge to crystallise.

8.    Consequence of Acquisition of the Business by the Buyer:

The acquisition of the Business (or any of them) by the Buyer or compliance with the terms of this Agreement:

A] will not give rise to or cause to become exercisable any right of pre-emption relating to the Business; and

B] to the best knowledge of the Seller, will not result in a breach of or constitute a default under (1) the terms, conditions or provisions of any agreement, understanding, arrangement or instrument or (2) any order, judgment or decree of any court or governmental agency to which the Seller is a party or by which, in either case, the Seller or the Business or any of the Movable Assets and/or the other assets is bound or subject.


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

9.    Movable Assets:

A] Save as disclosed, the Seller is the owner both legally and beneficially and have good and marketable title to (or is otherwise able to procure the sale hereunder to the Buyer by the legal and beneficial owner who has good and marketable title to) all the Movable Assets free from any encumbrance or any third party claim and all such assets are within the control or possession of the Seller;

B] Save as disclosed no encumbrance is outstanding nor is there any agreement or commitment to give or create or allow any encumbrance over or in respect of the whole or any part of the Movable Assets and no claim has been made by any person that he is entitled to any such encumbrance;

10.   Condition and use of Movable Assets:

Each of the Movable Assets:

A] is in good repair and condition (bearing in mind its age and level of use) is in satisfactory working order and the working condition of the Movable Assets being consistent with the specifications provided in the list of Movable Assets under Schedule 4;

B] is not unsafe, dangerous or in such a physical condition as to contravene any Health and Safety regulations and any other statutes or regulations or orders having the force of law or the terms of any contract (express or implied) to which the Seller (or other operator of the Business) is a party with any of its employees or customers or any third party or otherwise contravenes or infringes any law applicable to the Seller (or such other operator) or obligation to which it is subject or would otherwise be in breach of a duty of care which it owes;

C] is capable of being properly used over its estimated useful life for the requirements of the Business and for the same purposes and to no lesser extent than heretofore.


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

11.   The Employees:

A]    The Seller will provide the Buyer with a list of all the Employees.

B] The Employees are all employed by the Seller in the Business at the date of this Agreement.

C] The particulars provided by the Seller to the Buyer show true and complete details of ages and lengths of continuous service of all of the Employees and by reference to each of the Employees' remuneration payable and other benefits provided or which the Seller is bound to provide (whether now or in the future) to each category of the Employees at the date of this Agreement or any person connected with any such person and (without limiting the generality of the foregoing) include particulars of all profit sharing, incentive, bonus, commission arrangements and any other benefit to which any such category of the Employees is entitled or which is regularly provided or made available to them (including details of their notice period and their entitlement to holiday) in any case whether legally binding on the Seller or not.

D] There are no subsisting contracts for the provision by any person of any consultancy services to the Business.

E] As at this date of this Agreement and to the best of the Seller's knowledge none of the Key Employees has given notice terminating his contract of employment with the Seller.

F] To the best of the Seller's knowledge none of the Employees are under notice of dismissal or has any outstanding dispute with the Seller in connection with or arising from his employment.

G] Unless otherwise disclosed, none of the Employees belongs or has belonged at any material time to an independent trade union recognised by the Seller or any member of the Seller's Group in relation to the Business.


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

H] Save as disclosed, there are no employee representatives representing all or any of the Employees which the Seller has recognised and accepted:

I] With effect from the date of this Agreement until the Completion Date the Seller will keep the Buyer informed of any change in (i) the rate of remuneration, or the emoluments or pension benefits or other contractual benefits, of the Employees or (ii) the terms of engagement of the Employees.

J] There is no outstanding claim by any person who is now or has been a Key Employee in relation to the Business or any dispute outstanding with any of the said persons or with any unions or any other body representing all or any of them in relation to their employment in the Business or of any circumstances likely to give rise to any such dispute.

12.   The Accounts, Contract and other agreements

A] Full and complete copies and all material terms of the Accounts and Contract entered into prior to the date hereof (including any variations amendments thereto) will be disclosed to the Buyer in writing.

13.   Other agreements

A] Save as disclosed there are not now nor will there be at the Completion Date any agreements, undertakings, understandings, arrangements or other engagements, whether written or oral, in relation to the Business, to which the Seller or any member of the Seller's Group is a party or has the benefit of or is otherwise subject, the burden of which has passed or will pass or will be alleged to pass to the Buyer.

B] There are no agreements or arrangements to which the Seller or any member of the Seller's Group is a party which in any way restricts the freedom of the Seller to carry on the Business in whole or in part or to use or exploit the Business in any part of the world as it thinks fit;

C] No contract, agreement, transaction, obligation, commitment, understanding,


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai
      arrangement or liability entered into by the Seller in connection with the Business and now outstanding or unperformed (and, without limiting the generality of the foregoing, the Contract) involves any of the following:

      (a) obligations on the part of the Seller which will cause or are likely to cause the Seller to incur expenditure or an obligation to pay any money;

      (b) obligations on the part of the Seller to purchase any specified minimum quantity or any specified minimum percentage of its total requirement for the Business or other stock in trade from any one supplier;

14.   Default

      A] To the best of the Seller's knowledge neither the Seller nor any other party to any agreement (including the facility agreements relating to the financing of the Leased Assets) with the Seller relating to the Business is in default thereunder, and the Seller is not aware of any invalidity or grounds for termination, avoidance, rescission or repudiation of any agreement to which it is a party to which in any such case would be material in the context of the financial or trading position of the Business or in the context of the Movable Assets, Contract or Leased Assets nor (so far as the Seller is aware) are there any circumstances likely to give rise to any such event.


                    /s/ Dr. Tan Enk Ee            /s/ Yong Siew Wai

                                   SCHEDULE 2

                                  LEASED ASSETS

SCHEDULE 2 - LIST OF LEASED ASSETS

---------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT        BALANCE      MTHLY
                                                                                   ------        -------      ------
DESCRIPTION                        HP AGT NO.        ASSET NO.       COST          FINANCE       O/STDG       INST
---------------------------------------------------------------------------------------------------------------------
1 UNIT SORTING OPTION            KL1/HI/03/4661     PM03001PJB      59,755.00      41,828.50     26,194.00   1,871.00
---------------------------------------------------------------------------------------------------------------------
1 UNIT USED ICOS TRAY            H005/70063/3       PM03002PJB     280,060.00     279,779.00    241,444.00   8,623.00
---------------------------------------------------------------------------------------------------------------------
2 UNITS USED LOADER/ UNLOADER    KL1/HI/02/3223     PM02001PJB     304,560.00     243,648.00    129,557.00   7,621.00
---------------------------------------------------------------------------------------------------------------------
12 UNITS OVEN                    KL1/HI/03/4164     PM02010P       528,000.00     527,472.00    357,654.00  16,257.00
---------------------------------------------------------------------------------------------------------------------
12 UNITS POWER TEN               KL1/HI/03/4165     JB010-JB021     72,600.00      72,500.00     49,170.00   2,235.00
---------------------------------------------------------------------------------------------------------------------
1 UNIT WECOND LDR/UNLOADER       KL1/HI/03/4344     PM03001PJB     488,300.00     487,811.70    360,840.00  15,035.00
---------------------------------------------------------------------------------------------------------------------
1 UNIT WECOND LDR (2ND UNIT)     H005/700118/1      PM03003PJB     488,300.00     487,811.00    418,272.00  14,974.00

64 UNITS NEW CC3 F/T CARDS       To be commenced                    54,333.50      53,298.00     58,894.29   1,636.00
---------------------------------------------------------------------------------------------------------------------
Bl TOTAL                                                         2,275,908.50   2,194,148.20  1,643,025.29  68,252.00
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                  NO. OF INST     INT      DUE            CURRENT      BAL INT
                                  -----------     ---      ---            -------      -------
DESCRIPTION                          O/STDG       RATE    DATE   BANK     MTH INT      O/STDG
-----------------------------------------------------------------------------------------------
1 UNIT SORTING OPTION                  14        3.65%  12/02/05  RHBL      173.92     1,383.24
-----------------------------------------------------------------------------------------------
1 UNIT USED ICOS TRAY                  28        3.65%  04/04/05  RHBD    1,399.84    21,490.13
-----------------------------------------------------------------------------------------------
2 UNITS USED LOADER/ UNLOADER          17        4.20%  19/05/05  RHBL      B90.65     8,140.87
-----------------------------------------------------------------------------------------------
12 UNITS OVEN                          22        3.65%  21/10/05  RHBL    2,164.04    26,333.93
-----------------------------------------------------------------------------------------------
12 UNITS POWER TEN                     22        3.65%  21/10/05  RHBL      298.13     3,628.03
-----------------------------------------------------------------------------------------------
1 UNIT WECOND LDR/UNLOADER             24        3.65%  07/12/05  RHBL    2,149.93    28,437.71
-----------------------------------------------------------------------------------------------
1 UNIT WECOND LDR (2ND UNIT)           28        3.50%  25/04/06  RHBD    2,342.64    35,922.27

64 UNITS NEW CC3 F/T CARDS             36        3.50%     -      RHBD      293.22     5,596.29
-----------------------------------------------------------------------------------------------
Bl TOTAL                                                                  9,712.37   130,932.48
-----------------------------------------------------------------------------------------------


                                                               /s/ Yong Siew Wai

                                   SCHEDULE 3

                                 MOVABLE ASSETS

SCHEDULE 3 - LIST OF MOVABLE ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                          ACQUISITION
ASSET CODE                            DESCRIPTION             DATE           Specifications porcuant to Clauses 4.1 and 5.1.1
------------------------------------------------------------------------------------------  ----------------------------------------
PE03028PJB    BOSCH BATTERY DRILL 9.6V                     17-Oct-03       Good working condition (with fair wear & tear excepted)
LH03005PJB    UPGRADE BURN IN DUST CHAMBER                 B-Sep-03        Good working condition (with fair wear & tear excepted)
OE03001PJB    ASUS INTELMPENTUIM PC 41.8GHZ C/W 17"
               EUM5UNG MONITOR                             25-Aug-03       Good working condition (with fair wear & tear excepted)
PE03025PJB    Gl OUCTING FOR IBE CHAMBER                   23-Aug-03       Good working condition (with fair wear & tear excepted)
LH03004PJB    ROOM PARTITION IN BURN IN OFFICE             13-May-03       Good working condition (with fair wear & tear excepted)
PE03019PJB    SET UP NEW SAP & WEB FOR
               SGCJB 32 PRODUCTS                           30-Apr-03       Good working condition (with fair wear & tear excepted)
PE03020PJB    SET UP NEW SAP & WEB FOR
               SGCJB 32 PRODUCTS                           30-Apr-03       Good working condition (with fair wear & tear excepted)
LH03003PJB    ELECTRICAL INSTALLATION FOR OVEN
               (100A POWER CABLE)                          16-Apr-03       Good working condition (with fair wear & tear excepted)
LH03002PJB    PROPOSED ALTERATION AND
               ADDITION TO 81 STORE                        8-Mar-03        Good working condition (with fair wear & tear excepted)
PE03002PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03003PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03004PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03005PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03006PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03007PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03008PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03009PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03010PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03011PJB    STAINLESS STEEL TROLLEY                      20-Feb-03       Good working condition (with fair wear & tear excepted)
PE03014PJB    INTEL PENTIUM 4 2.0GHZ PC
               15" SAMSUNG MONITOR                         17-Feb-03       Good working condition (with fair wear & tear excepted)
PE03015PJB    INTEL PENTIUM 4 2.0GHZ PC
               15" SAMSUNG MONITOR                         17-Feb-03       Good working condition (with fair wear & tear excepted)
PE03016PJB    HP 1200 LASERJET PRINTER                     17-Feb-03       Good working condition (with fair wear & tear excepted)
PE03017PJB    HP LASERJET 4100 PRINTER                     17-Feb-03       Good working condition (with fair wear & tear excepted)
PE03012PJB    MODIFY WEB LOADER S/STEEL TRAY               1-Jan-03        Porform up to 90% of the manufacturer's) raled porforman
PE03013PJB    MODIFY WEB LOADER S/STEEL TRAY               1-Jan-03        Porform up to 90% of the manufacturer's) raled porforman
PE02023PJB    FABRICATION AND SET UP
               SAP MACHINE                                 27-Nov-02       Good working condition (with fair wear & tear excepted)
PE02024PJB    FABRICATION AND SET UP
               SAP MACHINE                                 27-Nov-02       Good working condition (with fair wear & tear excepted)
PE02025PJB    FABRICATION AND SET UP
               SAP MACHINE                                 27-Nov-02       Good working condition (with fair wear & tear excepted)
PE02026PJB    FABRICATION AND SET UP
               SAP MACHINE                                 27-Nov-02       Good working condition (with fair wear & tear excepted)
PE02028PJB    SAP-12 SETUP TO SUPPORT
               OFP_84 LOTS                                 9-Nov-02        Good working condition (with fair wear & tear excepted)
PE02011PJB    BETAL CAL TOOL THERMOCOUPLE
               CALIBRATOR S/N 10618019                     29-Oct-02       Good working condition (with fair wear & tear excepted)
PE02020PJB    SEMI AUTO PRESSER BURNING BOARD
               FOR 80QFP C/W 2 TOP PROCESSOR               22-Oct-02       Good working condition (with fair wear & tear excepted)
PE02021PJB    SEMI AUTO PRESSER BURNING BOARD
               FOR 80QFP C/W 2 TOP PROCESSOR               22-Oct-02       Good working condition (with fair wear & tear excepted)
PM02002PJB    SYSTEM RACK FOR OVEN TO SET UP
               IBE CHAMBER                                 7-Oct-02        Good working condition (with fair wear & tear excepted)
PM02003PJB    SYSTEM RACK FOR OVEN TO SET UP
               IBE CHAMBER                                 7-Oct-02        Good working condition (with fair wear & tear excepted)
PM02004PJB    SYSTEM RACK FOR OVEN TO SET UP
               IBE CHAMBER                                 7-Oct-02        Good working condition (with fair wear & tear excepted)
PM02005PJB    SYSTEM RACK FOR OVEN TO SET UP
               1BE CHAMBER                                 7-Oct-02        Good working condition (with fair wear & tear excepted)
PM02006PJB    SYSTEM RACK FOR OVEN TO SET UP
               IBE CHAMBER                                 7-Oct-02        Good working condition (with fair wear & tear excepted)
PM02007PJB    SYSTEM RACK FOR OVEN TO SET UP
               IBE CHAMBER                                 7-Oct-02        Good working condition (with fair wear & tear excepted)
PM02008PJB    SYSTEM RACK FOR OVEN TO SET UP
               IBE CHAMBER                                 7-Oct-02        Good working condition (with fair wear & tear excepted)
PM02009PJB    SYSTEM RACK FOR OVEN TO SET UP
               IBE CHAMBER                                 7-Oct-02        Good working condition (with fair wear & tear excepted)
PE02004PJB    17"SUMSUNG DIGITAL COLOUR MONITOR
               S/N AN17LSTL/MYF                            24-Sep-02       Good working condition (with fair wear & tear excepted)
PE02005PJB    17"SUMSUNG DIGITAL COLOUR MONITOR
               S/N AN17LSTL/MYF                            24-Sep-02       Good working condition (with fair wear & tear excepted)
PED2006PJB    17"SUMSUNS DIGITAL COLOUR MONITOR
               S/N AN17LSTL/MYF                            24-Sep-02       Good working condition (with fair wear & tear excepted)
PE02007PJB    17"SUMSUNG DIGITAL COLOUR MONITOR
               S/N AN17LSTL/MYF                            24-SEP-02       Good working condition (with fair wear & tear excepted)
PE02008PJB    TOP PRESSOR FOR HC11-HC058
               DOE MC8 IBE PRODUCT                         24-Sep-02       Good working condition (with fair wear & tear excepted)
PE02012PJB    APS SMART-UPS 700VA C/W
               SMART MEASURE S/N QS 232223926              18-Sep-02       Good working condition (with fair wear & tear excepted)
PE02013PJB    APS SMART-UPS 700VA C/W
               SMART MEASURE S/N QS 232223926              18-Sep-02       Good working condition (with fair wear & tear excepted)
PE02014PJB    APS SMART-UPS 700VA C/W
               SMART MEASURE S/N QS 232223926              18-Sep-02       Good working condition (with fair wear & tear excepted)
PE02015PJB    APS SMART-UPS 700VA C/W
               SMART MEASURE S/N QS 232223926              18-Sep-02       Good working condition (with fair wear & tear excepted)
PE02016PJB    APC SMARTSLOT MEASURE UPSII
               TEMPERATURE & HUMIDITY                      18-Sep-02       Good working condition (with fair wear & tear excepted)
PE02017PJB    APC SMARTSLOT MEASURE UPSII
               TEMPERATURE & HUMIDITY                      18-Sep-02       Good working condition (with fair wear & tear excepted)
PE02018PJB    APC SMARTSLOT MEASURE UPSII
               TEMPERATURE & HUMIDITY                      18-Sep-02       Good working condition (with fair wear & tear excepted)
PE02001PJB    INTERNEC SP-1800ST LASER BARCODE SCANNER     10-Sep-02       Good working condition (with fair wear & tear excepted)
PE02002PJB    INTERNEC SP-1800ST LASER BARCODE SCANNER     10-Sep-02       Good working condition (with fair wear & tear excepted)
PE02003PJB    INTERNEC SP-1800ST LASER BARCODE SCANNER     10-Sep-02       Good working condition (with fair wear & tear excepted)
PE02009PJB    SEMI AUTO PRESSOR-12 SET UP TO
               SUPPORT QFP-84LDS                           2-Sep-02        Good working condition (with fair wear & tear excepted)
PE02010PJB    SEMI AUTO PRESSER C/W SHAFT
               OZAK AND BEARING                            30-Aug-02       Good working condition (with fair wear & tear excepted)
PE02027PJB    SEMI AUTO PRESSER C/W SHAFT OZAK
               AND BAERING                                 25-Aug-02       Good working condition (with fair wear & tear excepted)
PE02019PJB    APC SMARTSLOT MEASURE UPSII
               TEMPERATURE & HUMIDITY                      19-Aug-02       Good working condition (with fair wear & tear excepted)
LH02001PJB    Gl DUCT WORK,FIBREGLASS & ALUM,
               FOIL AND CONTROL DUMPER                     1-Jul-02        Good working condition (with fair wear & tear excepted)
0071150       INTERNAL BIB CARD LAGE, BACK & FRONT
               PLANE WITH 52 SLOTS                         30-Sep-00       Good working condition (with fair wear & tear excepted)
0071133       PARTLOW 1 PEN SERIES CHART RECORDED
               MODEL MRC 7000                              30-Aug-00       Good working condition (with fair wear & tear excepted)
0071105       TO FABRICATE, SUPPLY AND DELIVER
               POWER RACKS MILD STEEL                      30-Jul-00       Good working condition (with fair wear & tear excepted)
0071113       DRIVE BOARD TROLLEY                          30-Jul-00       Good working condition (with fair wear & tear excepted)
0071114       GANG/SET PROGRAMMER PART # 704787            30-Jul-00       Good working condition (with fair wear & tear excepted)
0071122 A     ATEK AT-404UV EPROM ERASER                   30-Jul-00       Good working condition (with fair wear & tear excepted)
0071122 B     ATEK AT-404 EPROM ERASER                     30-Jul-00       Good working condition (with fair wear & tear excepted)
0071124 A     HIGH TEMERATURE OVEN MODEL 6T2000            30-Jul-00       90% of the slot must be in good working condition
0071124 B     HIGH TEUERATURE OVEN MODEL 6T2000            30-Jul-00       90% of the slot must be in good working condition
0071124 C     HIGH TEMERATURE OVEN MODEL 6T2000            30-Jul-00       90% of the slot must be in good working condition
0071124 D     HIGH TEMERATURE OVEN MODEL 6T2000            30-Jul-00       90% of the slot must be in good working condition
0071124 E     HIGH TEMERATURE OVEN MODEL 6T2000            30-Jul-00       90% of the slot must be in good working condition
0071124 F     HIGH TEMERATURE OVEN MODEL 6T2000            30-Jul-00       90% of the slot must be in good working condition
0071124 G     HIGH TEUERATURE OVEN MODEL 6T2000            30-Jul-00       90% of the slot must be in good working condition
0071124 H     HIGH TEMERATURE OVEN MODEL 6T2000            30-Jul-00       90% of the slot must be in good working condition
0071096       BALL SCREEN KITS (BALLS SCREW
               NUT ASSEMBLY WITHOUT PRELAND                30-Jun-00       Good working condition (with fair wear & tear excepted)
0071098       1 UNIT POND CHECKER                          30-Jun-00       Good working condition (with fair wear & tear excepted)
0071102 A     OVEN CARDCAGE & BAKELITE BOX                 30-Jun-00       Good working condition (with fair wear & tear excepted)
0071102 B     OVEN CARDCAGE & BAKELITE BOX
               FOR CARCADE                                 30-Jun-00       Good working condition (with fair wear & tear excepted)

        /s/ Yong Siew Wai


                                                        ACQUISITION
ASSET CODE                  DESCRIPTION                    DATE        Specifications pursuant to Clauses 4.1 and 6.1.1
----------                  -----------                    ----        ------------------------------------------------
0071102C    OVEN CARDCAGE & BAKELITE BOX FOR CARCADE     30-Jun-00   Good working condition (with fair wear & tear excepted)
0071102D    OVEN CARDCAGE & BAKELITE BOX FOR CARCADE     30-Jun-00   Good working condition (with fair wear & tear excepted)
0071102E    OVEN CARDCAGE & BAKELITE BOX FOR CARCADE     30-Jun-00   Good working condition (with fair wear & tear excepted)
0071102F    OVEN CARDCAGE & BAKELITE BOX FOR CARCADE     30-Jun-00   Good working condition (with fair wear & tear excepted)
0071102G    OVEN CARDCAGE & BAKELITE BOX FOR CARCADE     30-Jun-00   Good working condition (with fair wear & tear excepted)
0071102H    OVEN CARDCAGE & BAKELITE BOX FOR CARCADE     30-Jun-00   Good working condition (with fair wear & tear excepted)
0071081     HI LO ALL-11P UNIVERSAL PROGRA HI LO ADP-
              68HC 711 84PIN PLCC                        31-May-00   Good working condition (with fair wear & tear excepted)
0071053     1 UNIT WEB 4800B7LOADER & UNLOADER
                SN48267-0196                             31-Mar-00   Perform up to 90% of the manufacturer's raled performance.
0071038 A   HIGH TEMPERATURE OVEN C/W CHART RECORDER     29-Feb-00   90% of the slot must be in good working condition
0071038 B   HIGH TEMPERATURE OVEN C/W CHART RECORDER     29-Feb-00   90% of the slot must be in good working condition
0071038 C   HIGH TEMPERATURE OVEN C/W CHART RECORDER     29-Feb-00   90% of the slot must be in good working condition
0071038 D   HIGH TEMPERATURE OVEN C/W CHART RECORDER     29-Feb-00   90% of the slot must be in good working condition
0071038 E   HIGH TEMPERATURE OVEN C/W CHART RECORDER     29-Feb-00   90% of the slot must be in good working condition
0071038 F   HIGH TEMPERATURE OVEN C/W CHART RECORDER     29-Feb-00   90% of the slot must be in good working condition
0071054 A   USED EG & G BURN IN OVEN                     29-Feb-00   90% of the slot must be in good working condition
0071054 B   USED EG & G BURN IN OVEN                     29-Feb-00   90% of the slot must be in good working condition
0071054 C   USED EG & G BURN IN OVEN                     29-Feb-00   90% of the slot must be in good working condition
0071054 D   USED EG & G BURN IN OVEN                     29-Feb-00   90% of the slot must be in good working condition
0071004 A   DELTA EQUIVELENT OVEN AT5200                 31-Jan-00   90% of the slot must be in good working condition
0071004 B   DETAL EQUIVELENT OVEN AT 5200                31-Jan-00   90% of the slot must be in good working condition
0071004 C   DELTA EQUIVELENT OVEN AT 5200                31-Jan-00   90% of the slot must be in good working condition
0071004 D   DELTA EQUIVELENT OVEN AT5200                 31-Jan-00   90% of the slot must be in good working condition
0071019 A   AEHR ATS OVEN                                31-Jan-00   90% of the slot must be in good working condition
0071019 B   AEHR ATS OVEN                                31-Jan-00   90% of the slot must be in good working condition
9971115     1 SET DSP S/STEEL DRIVER RACK SIZE
              600MM*1300MM*1680MM                        30-Nov-99   Good working condition (with fair wear & tear excepted)
9971072     GANG 1 SET PROGRAMMER ORDER CODE 704787      31-Aug-99   Good working condition (with fair wear & tear excepted)
9871105     BURN IN TROLLEY (SUS 304B S/STEEL            30-Oct-98   Good working condition (with fair wear & tear excepted)
9381285     RALCO WATER COOLER                           31-Jul-98   Good working condition (with fair wear & tear excepted)
9881081     PORTABLE CABIN WITH WIRING LIGHTING &
                POWER POINT                              31-Jul-98   Good working condition (with fair wear & tear excepted)
9771150     PROPOSED PEAK & OFF KWH AND KVRH METER
                FOR SITE 1&2                             31-Dec-97   Good working condition (with fair wear & tear excepted)
9771TQFP4A  MAX 8400 DYNAMIC BURN IN SYSTEM MAX 12       15-Dec-97   90% of the slot must be in good working condition
9771TQFP4B  MAX 8400 DYNAMIC BURN IN SYSTEM MAX 13       15-Dec-97   90% of the slot must be in good working condition
BURN IN 2   DELIVERY & CUSTOM CLEARANCE FOR MAX OVEN     30-Sep-97   Good working condition (with fair wear & tear excepted)
9771099     TO SUPPLY & INSTALL 1 SET 25HP NEW ASCON
               AIR COND COPPER                           3l-Aug-97   Good working condition (with fair wear & tear excepted)
9771127     1 UNIT 40HP ACSON AIR COOLED PACKAGE C/W
                COPPER PIPING                            31-Jul-97   Good working condition (with fair wear & tear excepted)
9771089 A   TRIGGERING OSCILLOSCOPE MODEL : GAS 652G     31-Jul-97   Good working condition (with fair wear & tear excepted)
9771089 B   TRIGGERING OSCILLOSCOPE MODEL : GAS 652G     31-Jul-97   Good working condition (with fair wear & tear excepted)
9771089 G   TRIGGERING OSCILLOSCOPE MODEL : GAS 652G     31-Jul-97   Good working condition (with fair wear & tear excepted)
9771TQFP3A  MAX 6400 DYNAMIC BURN IN SYSTEM MAX 10       15-May-97   For storage - Not applicable
9771TQFP3B  MAX 640D DYNAMIC BURN IN SYSTEM MAX 11       15-May-97   90% of the slot must be in goon working condition
3771037 A   3 RACLSX22 SHELF S/STEEL 304 TROLLEY         31-Mar-97   Good working condition (with fair wear & tear excepted)
9771037 B   3 RACLSX22 SHELF S/STEEL 304 TROLLEY         31-Mar-97   Good working condition (with fair wear & tear excepted)
9771TQFP    MAX 6400 DYNAMIC BURN IN SYSTEM MXA 6        31-Mar-97   For storage - Not applicable
9771TQFP 1  MAX 6400 DYNAMIC BURN IN SYSTEM - MAX 9      31-Mar-97   For storage - Not applicable
9771TQFP2A  MAX OVEN SYSTEM CONTROL                      15-Mar-97   90% of the slot must be in good working condition
9771TQFP2B  MAX OVEN SYSTEM CONTROL                      15-Mar-97   90% of the slot must be in good working condition
9671190     20HP ASCON MODEL ADB 299B FAN COIL           30-Dec-96   Good working condition (with fair wear & tear excepted)
9671199     1 UNIT 10HP COMELAND COMPRESSOR              30-Dec-96   Good working condition (with fair wear & tear excepted)
9671190A    DUCT HEADER & RETURN AIR DUCK WORK           30-Dec-96   Good working condition (with fair wear & tear excepted)
9671188     SV 24 SUPER EXHUAST FAN                      30-Nov-96   Good working condition (with fair wear & tear excepted)
9671189     1 UNIT USED 10HP CARRIER SEMI SEAL
                COMPRESSOR                               30-Nov-96   Good working condition (with fair wear & tear excepted)
9671073     SEMI AUTO CHARGE KIT FOR MPF, MPC 7 MAP
                 BOARD TYPE                              30-Sep-96   Good working condition (with fair wear & tear excepted)
9671084     MCU SEMI AUTO SOCKET PRESSER TOOL            30-Aug-96   Good working condition (with fair wear & tear excepted)
9671026     USED 10HP SEMI SEAL COMPRESSOR               30-Apr-96   Good working condition (with fair wear & tear excepted)
9671TQFP    WEB MODEL 4800 BASE SYSTEM LOADER &
                UNLOADER -WEB 4                          30-Apr-96   Peform up to 90% of the manufacturer's raled performance.
98717TQFPA  MAX 6400 DYNAMIC BURN IN SYETEM -MAX 5       15-Apr-96   For storage - Not applicable
96717TQFP9  MAX 6400 DYNAMIC BURN IN SYETEM -MAX 6       15-Apr-96   For storage - Not applicable
96717TQFPc  MAX 6400 DYNAMIC BURN IN SYETEM -MAX 7       15-Apr-96   For storage - Not applicable
9671D12     TROLLEY                                      29-Feb-96   Good working condition (with fair wear & tear excepted)
9671D09A    10HP SEMI SEAL COMPRESOR                     15-Jan-96   Good working condition (with fair wear & tear excepted)
9871009B    10HP SEMI SEAL COMPRESOR                     15-Jan-96   Good working condition (with fair wear & tear excepted)
9571248     USED 10HP COMPRESSOR                         30-Dec-95   Good working condition (with fair wear & tear excepted)
9571242     USED 10HP COMPRESSOR                         30-Nov-95   Good working condition (with fair wear & tear excepted)
9571232     TROLLEY                                      30-Oct-95   Good working condition (with fair wear & tear excepted)
9571234-36  VM RAIL                                      30-Oct-95   Good working condition (with fair wear & tear excepted)
9571203     VM RAIL B PCS                                30-Sep-95   Good working condition (with fair wear & tear excepted)
9571212     USED 10HP SEMI SEAL COMPRESSOR               30-Sep-95   Good working condition (with fair wear & tear excepted)
9571194     1 UNIT NEW ASCON 40HP FAN OIL MODEL
                ADB 400                                  30-Aug-95   Good working condition (with fair wear & tear excepted)
9571195     1 LOT A/COND DUCTING C/W AIR DIFFUSER        30-Aug-95   Good working condition (with fair wear & tear excepted)
9571196     1 UNIT 80 TONS FRP COOLING TOWER C/W
                 MODIFICATION                            30-Aug-95   Good working condition (with fair wear & tear excepted)
9571197     2 LOT GI WATER PIPING C/W IRON BRACKET       30-Aug-95   Good working condition (with fair wear & tear excepted)
9571199     1 SET AIR COND CONTROL PANEL SWITCH BOARD    30-Aug-95   Good working condition (with fair wear & tear excepted)
9571200     4 LOT COMPRESSOR CONTROL WIRING IN CONDUIT   30-Aug-95   Good working condition (with fair wear & tear excepted)
9571189A    TEKTRONIX ANOLOG OSCILLOSCOPE MODEL
                 TEAS 465                                30-Aug-95   Good working condition (with fair wear & tear excepted)
9571189B    TEKTRONIX ANDLOG OSCILLOSCOPE MODEL
                 TEAS 465                                30-Aug-95   Good working condition (with fair wear & tear excepted)
9571198A    10HP WATER COOLED CONDENSER                  30-Aug-95   Good working condition (with fair wear & tear excepted)
9571198B    10HP WATER COOLED CONDENSER                  30-Aug-95   Good working condition (with fair wear & tear excepted)
9571198C    10HP WATER COOLED CONDENSER                  30-Aug-95   Good working condition (with fair wear & tear excepted)
9571164     400ADB C/W 400A & 6 NOS 100A MCCB & 400A
                 SUB BOARD                               30-Jul-95   Good working condition (with fair wear & tear excepted)
9571173     150KVA TRANSFORMER                           30-Jul-95   Good working condition (with fair wear & tear excepted)
9571160     EARTH FAULTH RELAY                           30-Jul-95   Good working condition (with fair wear & tear excepted)
9571156     150KVA TRANSFORMER, 400A DB C/W 400A
                MCCB & 6 NOS 100a MCCB                   30-Jun-95   Good working condition (with fair wear & tear excepted)
9571160     VISALA HUMIDITY & TEMP. INDICATOR            30-Jun-95   Good working condition (with fair wear & tear excepted)

/s/ Yong Siew Wai

                                                        ACQUISITION
ASSET CODE                  DESCRIPTION                    DATE       Specifications pursuant to Clauses 4.1 and 6.1.1
----------                  -----------                    ----       ------------------------------------------------
9571163     USED 10HP CARRIER COMPRESSOR                 30-Jun-95   Good working condition (with fair wear & tear excepted)
9571174     400A MCCB TO EXTEND AT SIDE 2 MCB C/W 400A
               CABLE                                     30-Jun-95   Good working condition (with fair wear & tear excepted)
9571164 A   4 NOS 100M CABLE FR DB TO OVEN & 4 NO.
               100A ISOLATOR                             30-Jun-95   Good working condition (with fair wear & tear excepted)
9571144     CHARGE KIT TROLLYE                           30-Apr-95   Good working condition (with fair wear & tear excepted)
9571138 A   300MIL/400MIL ALC VM RAIL                    30-Apr-95   Good working condition (with fair wear & tear excepted)
9571036 B   300MIL/4OOMIL ALC VM RAIL                    30-Apr-95   Good working condition (with fair wear & tear excepted)
9571036 C   300MIL/4OOMIL ALC VM RAIL                    30-Apr-95   Good working condition (with fair wear & tear excepted)
9571036 D   300MIL/4OOMIL ALC VM RAIL                    30-Apr-95   Good working condition (with fair wear & tear excepted)
9571136 E   300MIL/4OOMIL ALC VM RAIL                    30-Apr-95   Good working condition (with fair wear & tear excepted)
9571136 F   300MIL/4OOMIL ALC VM RAIL                    30-Apr-95   Good working condition (with fair wear & tear excepted)
9571136 G   300MIL/4OOMIL ALC VM RAIL                    30-Apr-95   Good working condition (with fair wear & tear excepted)
9571136 H   300MIL/400MIL ALC VM RAIL                    30-Apr-95   Good working condition (with fair wear & tear excepted)
9571120     TROLLEYS                                     30-Mar-95   Good working condition (with fair wear & tear excepted)
9471221     VENTICAL AIR RECEIVER AT 150PSI              31-Dec-94   Good working condition (with fair wear & tear excepted)
9471227     UPGRADING AIR CON SYSTEM FOR NEW SITE
               EXTENTION                                 31-Dec-94   Good working condition (with fair wear & tear excepted)
9471234     USED 10HP WATER PUMP C/W MODIFICATION        31-Dec-94   Good working condition (with fair wear & tear excepted)
9471192     1 UNIT USED CARRIER 10HP SEMI SEAL
               COMPRESSOR                                30-Nov-94   Good working condition (with fair wear & tear excepted)
9471184     REPLACE 1 UNIT USED CARRIER 10 HP SEMI SEAL
               COMPRESSOR                                15-Oct-94   Good working condition (with fair wear & tear excepted)
9471137     MOBILE STEP LADAER DEMENSION 20"X60"X38"     30-Sep-94   Good working condition (with fair wear & tear excepted)
9471098     USED CARRIER 10HP SEMI SEAL COMPRESSOR       15-Aug-94   Good working condition (with fair wear & tear excepted)
9471099     USED CARRIER 10HP SEMI SEAL COMPRESSOR       15-Aug-94   Good working condition (with fair wear & tear excepted)
9669124     1 UNIT AIR HANDLING UNITCOOLING TOWER &
               WATER PUMP                                31-May-94   Good working condition (with fair wear & tear excepted)
9471028     TO FABRICATE TROLLEY WITH 2 COMPARTMENT
               AND 52 SHELVE                             31-Mar-94   Good working condition (with fair wear & tear excepted)
9371254     1 UNIT USED CARRIER 10HP SEMI SEAL
               COMPRESSOR                                31-Dec-93   Good working condition (with fair wear & tear excepted)
9371255     1 UNIT USED CARRIER 10HP SEMI SEAL
               COMPRESSOR                                31-Dec-93   Good working condition (with fair wear & tear excepted)
9371293     10HP RECOND CARRIER COMPRESSOR               31-Dec-93   Good working condition (with fair wear & tear excepted)
9371147     7.5HP RECOND CARRIER AIR COOLE FLOOR
               STANDING UNIT                             31-Aug-93   Good working condition (with fair wear & tear excepted)
8371120     1 UNIT 5HP RECOND SPLIT AIR COMPRESSOR
               AT TRAINING ROOM                          31-Jul-93   Good working condition (with fair wear & tear excepted)
9371078     15HP USED CARRIER SEMI SEAL COMPRESSOR       31-May-93   Good working condition (with fair wear & tear excepted)
9271177     MOTORIZED SHOE CLEANER WITH INTERNAL
               VACUMM MODEL 1400-VA                      15-Nov-92   Good working condition (with fair wear & tear excepted)
9271178     MOTORIZED SHOE CLEANER WITH INTERNAL
               VACUMM MODEL 1400-VA                      15-Nov-92   Good working condition (with fair wear & tear excepted)
9271147     150KVA 415208V TRANSFORMER AND SUB
               SW. BOARD                                 30-Sep-92   Good working condition (with fair wear & tear excepted)
9271151     10 HP USED COMPRESSOR                        30-Sep-92   Good working condition (with fair wear & tear excepted)
9271129     10HP AIRCOOLED CONDENSER                     26-Aug-92   Good working condition (with fair wear & tear excepted)
9271130     1 UNIT 10HP TECUMSEH SEALHERMATIC
               COMPRESSOR                                26-Aug-92   Good working condition (with fair wear & tear excepted)
9271126 A   16"X36"X30" ATC TROLLEY C/W PAINT            26-Aug-92   Good working condition (with fair wear & tear excepted)
9271126 B   16"X36"X30" ATC TROLLEY C/W PAINT            26-Aug-92   Good working condition (with fair wear & tear excepted)
9271110     HIGH PRESSURE CLEANER                        27-Jul-92   Good working condition (with fair wear & tear excepted)
9271109     EXHUAST DUCTING                              30-Jun-92   Good working condition (with fair wear & tear excepted)
9271054     150KVA 415/208V TRANSFORMER AND SUB SW.
               BOARD                                     31-May-92   Good working condition (with fair wear & tear excepted)
435501261   AIR COND NO 7-1 SET 30HP EXISTING YORK
               WATER COOL PKG                             1-Oct-91   Good working condition (with fair wear & tear excepted)
439151006   VM INSPECTION TOOL 2 UNITS                    1-Jul-91   Good working condition (with fair wear & tear excepted)
435501246   1 NO. 10HP HITACHI WATER COOL PKG
               NO. 3810009                                1-Jun-91   Good working condition (with fair wear & tear excepted)
435501226   I UNIT OF 10 HP PKG AIR-COND                 15-Feb-90   Good working condition (with fair wear & tear excepted)
435501222   100KVA 3PHASE SINGLE WOUND X'FORMER C/W
               METAL CASING                               1-Feb-90   Good working condition (with fair wear & tear excepted)
435501218   100KVA THREE PHASE SINGLE WOUND X'FORMER     10-Jan-90   Good working condition (with fair wear & tear excepted)
435501203   ELECTRICAL INSTALLATION FOR NEW
               EXTENTION BLDG,                           30-Nov-89   Good working condition (with fair wear & tear excepted)
435501179   1 SET YORK 40HP WATER COOLED PACKAGE UNIT
               MODEL EW410                               29-Apr-89   Good working condition (with fair wear & tear excepted)
435501173   1 UNIT 150KVA 3 PHASE ISOLATION X'FORMER
               SN 0389-01                                 9-Mar-89   Good working condition (with fair wear & tear excepted)
435501163   1 UNIT 150KVA TRANSFORMER                    31-Jan-89   Good working condition (with fair wear & tear excepted)
435501158   1 UNIT 10HP AIR-COOLED SPLIT AIR DUCTING
               AND COPPER PIPING                         19-Jan-89   Good working condition (with fair wear & tear excepted)
435501150   1 UNIT 100KVA 3 PHASE X'FORMER SN 90031      27-Dec-88   Good working condition (with fair wear & tear excepted)

435501133   1 UNIT 100KVA 3 PHASE X'FORMER OAN 76001126  13-Aug-88   Good working condition (with fair wear & tear excepted)

435501099   1 UNIT 100KVA AUTOWIND X'FORMER SN 107       30-Nov-87   Good working condition (with fair wear & tear excepted)

435501036   1 UNIT 100KVA 3 PHASE X'FORMER SN 7111       10-Apr-87   Good working condition (with fair wear & tear excepted)

435501037   1 UNIT 100KVA 3 PHASE X'FORMER SN 6091       10-Apr-87   Good working condition (with fair wear & tear excepted)
435501022   1 UNIT 100KVA 3 PHASE X'FORMER SN 8051        1-Feb-87   Good working condition (with fair wear & tear excepted)
435501002   1 UNIT 3 PHASE 100KVA X'FORMER SN 105        31-Dec-86   Good working condition (with fair wear & tear excepted)
435501017   1 UNIT 3 PHASE 100KVA X'FORMER SN 106        31-Dec-86   Good working condition (with fair wear & tear excepted)
435501018   1 UNIT 3 PHASE 100KVA X'FORMER SN 108        31-Dec-86   Good working condition (with fair wear & tear excepted)
435501013   1 UNIT 3 PHASE 100KVA X'FORMER SN 103        15-Nov-86   Good working condition (with fair wear & tear excepted)
435501014   1 UNIT 3 PHASE 100KVA X'FORMER SN 7901       15-Nov-86   Good working condition (with fair wear & tear excepted)

Additional -Dec 03

PE03032PJB  SAMSUNG 17" COLOR MONITOR                    16/Dec/03   Good working condition (with fair wear & tear excepted)
PE03033PJB  SAMSUNG 17" COLOR MONITOR                    10/Dec/03   Good working condition (with fair wear & tear excepted)
PE03034PJB  SAMSUNG 17" COLOR MONITOR                    18/Dec/03   Good working condition (with fair wear & tear excepted)
PE03035PJB  SAMSUNG 17" COLOR MONITOR                    16/Dec/03   Good working condition (with fair wear & tear excepted)
PE03036PJB  SAMSUNG 17" COLOR MONITOR                    18/Dec/03   Good working condition (with fair wear & tear excepted)
PE03037PJB  SAMSUNG 17" COLOR MONITOR                    16/Dec/03   Good working condition (with fair wear & tear excepted)
PE03027PJB  WELCH HAND HELD SCANNER S/N : W-21-12467     16/Dec/03   Good working condition (with fair wear & tear excepted)
PE03029PJB  WELCH HAND HELD SCANNER S/N : W-21-08448     16/Dec/03   Good working condition (with fair wear & tear excepted)

/s/ Yong Siew Wai